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                    FIRST AMENDMENT TO FORBEARANCE AGREEMENT

      THIS FIRST AMENDMENT TO FORBEARANCE AGREEMENT (the "First Amendment") is made and entered into as of March 15, 2005, by and among OMNI ENERGY SERVICES CORP., AMERICAN HELICOPTERS INC, OMNI ENERGY SERVICES CORP.-MEXICO, TRUSSCO, INC., and TRUSSCO PROPERTIES, LLC (collectively, "Maker" and each, individually, a "Maker"), and BEAL BANK, S.S.B. ("Payee").

                                    RECITALS:

      A. Maker and Payee have entered into that certain Forbearance Agreement, dated January 21, 2005 (the "Forbearance Agreement").

      B. Pursuant to the Forbearance Agreement, Payee agreed to forbear in exercising certain of its rights in regard to the Note, as defined therein, for the period expiring on March 15, 2005 provided certain conditions were satisfied.

      C. Maker has been unable to complete a refinancing of the loan evidenced by such Note and has requested that Payee agree to extend the Forbearance Period and the Expiration Date, as such terms are defined in the Forbearance Agreement.

      D. Payee has agreed to so extend such Forbearance Period and Expiration Date provided certain conditions are satisfied. One of the conditions to be satisfied is that this First Amendment is entered into.

      NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed by each of the parties hereto, Maker and Payee hereby agree as follows:

      1. The Forbearance Agreement is amended to extend the Expiration Date from March 15, 2005 until April 15, 2005.

      2. In consideration for the agreement of Payee to so extend the Expiration Date, concurrently with the execution hereof, Maker is paying to Payee by wire transfer in accordance with the wire transfer instructions attached as Exhibit "A" to the Forbearance Agreement, (i) a principal payment in the amount of $100,000 which is to be applied to the principal balance of the Note, (ii) all accrued and unpaid interest on the loan evidenced by the Note up to and including March 18, 2005 and (iii) $7,000.00 to reimburse Payee for certain costs and expenses it has incurred in regard to the Note, the loan evidenced thereby and the Forbearance Agreement. The full and

FIRST AMENDMENT TO FORBEARANCE AGREEMENT by and among OMNI ENERGY SERVICES CORP, AMERICAN HELICOPTERS INC, OMNI ENERGY SERVICES CORP.-MEXICO, TRUSSCO, INC, and TRUSSCO PROPERTIES, LLC, and BEAL BANK, S.S.B., dated as of March 15, 2005.

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            timely payment of such amounts by Maker to Payee is a condition to the effectiveness of this First Amendment.

      3. Paragraph (d) of Section 7 of the Forbearance Agreement is hereby deleted in its entirety.

      4. The waiver and release of Claims set forth in Section 11 of the Forbearance Agreement is remade for the benefit of Payee as of the date of this First Amendment.

      5. Each Maker hereby affirms and confirms each covenant, agreement, representation and warranty made by Maker in the Forbearance Agreement and the Loan Documents, and without limitation of the foregoing, Maker hereby ratifies and confirms each of the Outstanding Liens, as such term is defined in the Forbearance Agreement, and agrees all such Outstanding Liens are valid, existing and continuing to secure the Obligations, with the priority thereof provided in the Loan Documents.

      6. Except as amended hereby, the Forbearance Agreement shall be and continue in full force and effect.

      EXECUTED as of the day and year first above written.

                                       MAKER:

                                       OMNI ENERGY SERVICES CORP.

                                       By: /s/ G. Darcy Klug
                                           -------------------------------------
                                           G. Darcy Klug
                                           Executive Vice President

                                       OMNI ENERGY SERVICES CORP.-MEXICO

                                       By: /s/ G. Darcy Klug
                                           -------------------------------------
                                           G. Darcy Klug
                                           Executive Vice President

FIRST AMENDMENT TO FORBEARANCE AGREEMENT by and among OMNI ENERGY SERVICES CORP., AMERICAN HELICOPTERS INC, OMNI ENERGY SERVICES CORP.-MEXICO, TRUSSCO, INC, and TRUSSCO PROPERTIES, LLC, and BEAL BANK, S.S B., dated as of March 15, 2005.

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                                       AMERICAN HELICOPTERS INC.

                                       By: /s/ G. Darcy Klug
                                           -------------------------------------
                                           G. Darcy Klug
                                           Executive Vice President

                                       TRUSSCO, INC.

                                       By: /s/ G. Darcy Klug
                                           -------------------------------------
                                           G. Darcy Klug
                                           Executive Vice President

                                       TRUSSCO PROPERTIES, LLC

                                       By: /s/ G. Darcy Klug
                                           -------------------------------------
                                           G. Darcy Klug
                                           Executive Vice President

                                       PAYEE:

                                       BEAL BANK, S.S.B.

                                       By: William T. Saurenmann
                                           -------------------------------------
                                           William T. Saurenmann
                                           Senior Vice President

FIRST AMENDMENT TO FORBEARANCE AGREEMENT by and among OMNI ENERGY SERVICES CORP, AMERICAN HELICOPTERS INC, OMNI ENERGY SERVICES CORP. -MEXICO, TRUSSCO, INC, and TRUSSCO PROPERTIES, LLC, AND BEAL BANK, S.S.B., DATED AS OF March 15, 2005.

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